UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2009

1st FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-53264_	26-0207901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street Hendersonville, North Carolina		28792
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 7.01. Regulation FD Disclosure

On February 16, 2009, 1st Financial Services Corporation ("1st Financial") entered into an Agreement and Plan of Merger ("Agreement") with AB&T Financial Corporation ("AB&T") pursuant to which AB&T will merge with and into 1st Financial (the "Merger"). The Board of Directors of 1st Financial approved the Agreement and the transactions contemplated in it on February 13, 2009. The Board of Directors of AB&T approved the Agreement and the transactions contemplated in it on February 12, 2009.

Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

Upon the consummation of the Merger, each share of the Common Stock of AB&T ("AB&T Stock") issued and outstanding at the Effective Time of the Merger will be converted into and exchanged for the right to receive 1.175 shares (the "Exchange Ratio") of the Common Stock of 1st Financial (“1st Financial Stock”). Each share of Preferred Stock of AB&T ("AB&T Preferred Stock") issued and outstanding at the Effective Time of the Merger shall be converted into and exchanged for the right to receive one share of the preferred stock of 1st Financial ("1st Financial Preferred Stock"). Options to purchase shares of AB&T Stock will be converted into options to purchase shares of 1st Financial Stock. The outstanding warrant to purchase shares of AB&T Stock will be exchanged for a warrant to purchase shares of 1st Financial Stock based on the Exchange Ratio.

The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

The obligations of AB&T and of 1st Financial to consummate the Merger are subject to certain conditions, including: (i) approval by shareholders of AB&T and 1st Financial; (ii) receipt of regulatory approvals (including approvals from the Federal Reserve Bank of Richmond) without the imposition of unduly burdensome requirements; (iii) the effectiveness of a registration statement for the 1st Financial Stock to be offered and exchanged in the Merger; (iv) the absence of any injunction or similar restraint enjoining or making illegal consummation of the Merger or any of the other transactions contemplated by the Agreement; (v) the receipt by the parties of a favorable legal opinion as to federal income tax effects of the Merger; (vi) the receipt by each of AB&T and of 1st Financial of an opinion from their respective financial advisors that the terms of the Merger are fair, from a financial point of view, to the shareholders of AB&T and of 1st Financial; (viii) the continuing material truth and accuracy of representations and warranties made by the parties in the Agreement; (ix) absence of material adverse changes: (x) absence of certain defects in real estate owned by AB&T that cost in the aggregate more than $500,000 to correct; and (xi) the performance in all material respects by each of the parties of its covenants under the Agreement. Some of these conditions may be waived by the party for whose benefit they were included in the Agreement.

The Agreement may be terminated, before or after shareholder approval, in certain circumstances, including: (i) upon the mutual consent of the parties; (ii) due to failure of conditions to closing; (iii) by either AB&T or 1st Financial if the Merger is not consummated by September 30, 2009; (iv) by either AB&T or 1st Financial if there is a material breach of the other party's representations, warranties, or covenants, or a material adverse change occurs, and the breach or change that is not cured within 30 days following notice by the complaining party to the complaining party's reasonable satisfaction; or (v) by AB&T or by 1st Financial in certain circumstances involving a "Superior Proposal" (as defined in the Agreement).

If the Merger fails to be consummated because of a breach of one party's representations, warranties, or covenants, then the other party is entitled to recover all of its expenses up to $250,000 in the case of an unintentional breach and without limit in the case of an intentional breach. In addition, if the agreement is terminated in certain circumstances, the party terminating will owe certain termination fees to the other party. If AB&T terminates to accept a Superior Proposal, it will owe 1st Financial a termination fee of $745,000 dollars. The termination fee provisions may substantially increase the cost to a third party of acquiring AB&T.

The Agreement and the Merger will be submitted for approval to the shareholders of each of AB&T and 1st Financial. Prior to either meeting of shareholders, 1st Financial will file a registration statement with the Securities and Exchange Commission registering, under the Securities Act of 1933, as amended, the offering of the shares of 1st Financial Stock to be issued in exchange for the outstanding shares of AB&T Stock. Such shares of 1st Financial Stock will be offered to AB&T's shareholders pursuant to a prospectus that will also serve as a joint proxy statement for separate meetings of the shareholders of 1st Financial and AB&T.

For additional information regarding the Agreement, reference is made to the copy of that document which is incorporated herein by reference and included as an Exhibit to this Current Report on Form 8-K. The foregoing discussion is qualified in its entirety by reference to that document. The Agreement includes representations and warranties each party has made to the other. The assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules the parties delivered to each other when they executed the Agreement. Certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders and investors, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise, and investors should not rely on the representations and warranties for any other purpose.

Information about both 1st Financial Services Corporation and AB&T Financial Corporation is available in the public filings each makes with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

A joint press release describing this event was issued by 1st Financial and AB&T on February 17, 2009, as evidenced by Exhibit 99.1 to this Form 8-K.

THIS CURRENT REPORT ON FORM 8-K DOES NOT CONSTITUTE AN OFFER TO SELL ANY SECURITIES. ANY OFFER WILL BE MADE ONLY BY THE JOINT PROXY STATEMENT/PROSPECTUS.

Item 9.01. Financial Statements and Exhibits

Exhibits. The following exhibits are being filed or furnished with this Report:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of February 16, 2009, by and between 1st Financial Services Corporation and AB&T Financial Corporation

99.1	Copy of joint press release dated February 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

1st FINANCIAL SERVICES CORPORATION (Registrant)

Date: February 16, 2009	By:	/S/ Roger Mobley
Roger Mobley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit		Sequential Page No.

2.1	Agreement and Plan of Merger, dated as of February 16, 2009, by and between 1st Financial Services Corporation and AB&T Financial Corporation	6

99.1	Copy of joint press release dated February 17, 2009.	96

5